Delaware FundsSM by Macquarie

Supplement to the current Statement of Additional Information for each Delaware Fund
 (each, a "Fund" and together, the "Funds")

Effective as of the date of this supplement, the following is added immediately after the statement of additional information section entitled, "Reinvestment of Dividends in other Delaware Funds":

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C Shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gain must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Please keep this Supplement for future reference.

This Supplement is dated October 16, 2017.